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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                DECEMBER 31, 2002

                                ----------------

                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                       0-25370                  45-0491516
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.


             Rent-A-Center, Inc. (formerly Rent-A-Center Holdings, Inc.), a Delaware corporation (the "REGISTRANT"), was organized to enable its predecessor, Rent-A-Center East, Inc. (formerly, Rent-A-Center, Inc.), a Delaware corporation (the "PREDECESSOR"), to adopt a holding company organizational structure in accordance with Section 251(g) of the Delaware General Corporation Law (the "DGCL"). The holding company organizational structure was effected pursuant to an Agreement and Plan of Merger (the "PLAN OF MERGER") among the Predecessor, the Registrant and RAC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "MERGER SUB"). The Plan of Merger, which was effected on December 31, 2002, provided for the merger of the Merger Sub with and into the Predecessor, with the Predecessor continuing as the surviving corporation and becoming a wholly-owned subsidiary of the Registrant (the "MERGER"). Prior to the Merger, the Registrant was a direct, wholly-owned subsidiary of the Predecessor, organized for the purpose of implementing the holding company organizational structure. For Federal income tax purposes, the Merger qualified as a tax-free reorganization under the provisions of Sections 351 and 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. Pursuant to Section 251(g) of the DGCL, common stockholder approval of the Merger was not required. As a result of the Merger, the consolidated assets and liabilities of the Predecessor prior to the Merger became the consolidated assets and liabilities of the Registrant immediately after the Merger.

             By operation of the Merger, all of the Predecessor's capital stock, issued and outstanding or held in treasury, was converted, on a share for share basis, into capital stock of the Registrant. As a result, each stockholder of the Predecessor became the owner of an identical number of shares of capital stock of the Registrant and received securities of the same class, evidencing the same proportional interests in the Registrant and having designations, rights and preferences, and qualifications, limitations and restrictions, identical to those that the stockholder held in the Predecessor. Additionally, each outstanding option to purchase shares of the Predecessor's common stock automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock.

             In connection with the Merger, the Predecessor's name was changed to "Rent-A-Center East, Inc." and the Registrant's name was changed to "Rent-A-Center, Inc." The conversion of shares of capital stock in the Merger occurred without an exchange of stock certificates. Accordingly, certificates formerly representing shares of outstanding capital stock of the Predecessor are deemed to represent the same number of shares of capital stock of the Registrant. The Registrant's common stock will continue to be quoted on the Nasdaq National Market under the symbol "RCII" without interruption.

             In accordance with Section 251(g) of the DGCL, the provisions of the restated certificate of incorporation and the amended and restated bylaws of the Predecessor in effect immediately after the Merger are substantially identical to those of the Predecessor prior to the Merger, other than as required or permitted under Section 251(g) of the DGCL. Similarly, the provisions of the certificate of incorporation and amended and restated bylaws of the Registrant are substantially identical to those of the Predecessor prior to the Merger, other than as required or permitted under Section 251(g) of the DGCL. The authorized capital stock of the Registrant, the designations, rights and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of the Predecessor's capital stock immediately prior to the Merger. In addition, the directors of the Registrant are the same individuals who served as the directors of the Predecessor immediately prior to the Merger.

                                       2

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             Pursuant to the Merger, the Registrant, the Predecessor, certain subsidiaries of the Predecessor and the trustee under the Indenture, dated December 19, 2001, as supplemented by the First Supplemental Indenture, dated May 1, 2002, and the Second Supplemental Indenture, dated September 30, 2002, relating to the Predecessor's 11% Senior Subordinated Notes due 2008, Series D (the "NOTES"), entered into a Third Supplemental Indenture pursuant to which the Registrant fully and unconditionally guaranteed the Predecessor's obligations under the Indenture. The Third Supplemental Indenture did not require the consent of the holders of the Notes.

             Upon consummation of the Merger, the Registrant's common stock was deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Registrant is the successor issuer to the Predecessor.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)  Financial Statements of Businesses Acquired.

                  Not applicable.

             (b)  Pro Forma Financial Information.

                  Not applicable.

             (c)  Exhibits.

                  2.1* Agreement and Plan of Merger, dated December 30, 2002, by and among Rent-A-Center, Inc. (formerly, Rent-A-Center Holdings, Inc.), Rent-A-Center East, Inc. (formerly, Rent-A-Center, Inc.) and RAC Merger Sub, Inc.

                  3.1*     Certificate of Incorporation, as amended.

                  3.2*     Amended and Restated Bylaws.

                  4.1(1)   Form of Certificate evidencing Common Stock.

                  4.2* Third Supplemental Indenture, dated as of December 31, 2002, by and among Rent-A-Center, Inc. (formerly Rent-A-Center Holdings, Inc.), Rent-A-Center East, Inc. (formerly, Rent-A-Center, Inc.), as Issuer, ColorTyme, Inc., Rent-A-Center West, Inc. (formerly, Advantage Companies, Inc.), Get It Now, LLC, Rent-A-Center Texas, L.P., and Rent-A-Center Texas, L.L.C., as Subsidiary Guarantors, and The Bank of New York, as Trustee.

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*        Filed Herewith.

(1) Incorporated herein by reference to Exhibit 4.1 to the Predecessor's Registration Statement on Form S-4 filed on January 19, 1999.


                                       3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RENT-A-CENTER, INC.





Date:  December 31, 2002                  By:   /s/ Mark E. Speese
                                              ----------------------------------
                                              Mark E. Speese
                                              Chairman of the Board and Chief
                                              Executive Officer

                                       4

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                                  EXHIBIT INDEX

      EXHIBIT NO.               DESCRIPTION OF EXHIBIT
      -----------               ----------------------

         2.1* Agreement and Plan of Merger, dated December 30, 2002, by and among Rent-A-Center, Inc. (formerly, Rent-A-Center Holdings,
                  Inc.), Rent-A-Center East, Inc. (formerly, Rent-A-Center,
                  Inc.) and RAC Merger Sub, Inc.

         3.1*     Certificate of Incorporation, as amended.

         3.2*     Amended and Restated Bylaws.

         4.1(1)   Form of Certificate evidencing Common Stock.

         4.2* Third Supplemental Indenture, dated as of December 31, 2002, by and among Rent-A-Center, Inc. (formerly Rent-A-Center
                  Holdings, Inc.), Rent-A-Center East, Inc. (formerly,
                  Rent-A-Center, Inc.), as Issuer, ColorTyme, Inc.,
                  Rent-A-Center West, Inc. (formerly, Advantage Companies,
                  Inc.), Get It Now, LLC, Rent-A-Center Texas, L.P., and
                  Rent-A-Center Texas, L.L.C., as Subsidiary Guarantors, and The
                  Bank of New York, as Trustee.

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*        Filed Herewith.

(1) Incorporated herein by reference to Exhibit 4.1 to the Predecessor's Registration Statement on Form S-4 filed on January 19, 1999.